                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                        ------------------------------

                                      8-K

                        ------------------------------



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 15, 1996
                                                        ---------------

                       EQCC HOME EQUITY LOAN TRUST 1996-1
       ----------------------------------------------------------------
       (Exact name of registrant as specified in governing instruments)


    Delaware                       33-99344                     59-3353406
    --------                       --------                     ----------
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
 organization)




   10401 Deerwood Park Boulevard, Jacksonville, Florida              32256
   --------------------------------------------------------------------------
            (Address of principal offices)                         (Zip Code)


     Registrant's telephone number, including area code:  (904) 987-5000
                                                          --------------



                                Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)




                                              Total Number of Pages  12
                                                                    ----
                                              Exhibit Index Located at Page  5
                                                                            ---



                                Page 1 of  12
                                          ----


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                                     -2-


Items 1 through 4, Item 6, and Item 8 are not included because they are not applicable.


ITEM 5.  OTHER EVENTS.


(a) MERGER. On September 26, 1994, EquiCredit Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Barnett Banks, Inc. ("Barnett Banks") and a Delaware corporation to be formed as wholly-owned subsidiary of Barnett Banks (the "Merger Subsidiary"). The transaction was consummated on January 27, 1995.


(b) On June 15, 1996, (the "June Remittance Date") a scheduled distribution was made from EQCC Home Equity Loan Trust 1996-1 to holders of Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates and Class R Certificates. The information contained in the Trustee's Remittance Report in respect of the June Remittance Date, attached hereto as Exhibit 99, is hereby incorporated by reference.


(c) On February 19, 1996, a class action complaint was filed in the U.S. District Court for the Northern District of Georgia by Elizabeth D. Washington on behalf of herself and others similarly situated, against EquiCredit Corporation of Ga., an affiliate of EquiCredit Corporation of America.
Plaintiff purports to represent a class (the "Class") consisting of all persons who obtained "federally regulated mortgage loans" from February 16, 1995 to February 16, 1996 on which a fee or yield spread premium ("YSP") was paid to a mortgage broker. The action is brought pursuant to the Real Estate Settlement Procedures Act ("RESPA") alleging that EquiCredit violated RESPA by paying a YSP to Funding Center of Georgia, Inc. ("FCG"), failing to disclose such YSP on the Good Faith Estimate of settlement costs, and failing to provide a Good Faith Estimate and HUD "Special Information Booklet" within three days of receipt of loan application. Plaintiff seeks judgment equal to three times the amount of all YSP paid by EquiCredit to FCG and other brokers, as well as court costs and litigation expenses, attorney fees and such other relief which may be granted by the court. Management of EquiCredit denies that the Company has violated any law, rule, or regulation as asserted in the Plaintiff's Complaint and intends to vigorously contest this action.

AS OF OCTOBER 1, 1993, OLD STONE CREDIT CORPORATION IS N/K/A EQUICREDIT CORPORATION OF AMERICA.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (a)  Financial Statements - Not Applicable

               (b)  Pro Forma Financial Information - Not Applicable

               (c)  EXHIBITS
                     (Exhibit numbers conform to Item 601 of Regulation S-K):


                    99 Trustee's Remittance Report in respect of the June Remittance Date.











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                                     -4-


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereto duly authorized.



                                              EQCC HOME EQUITY LOAN TRUST 1996-1
                                              (Registrant)

                                              EQUICREDIT CORPORATION OF AMERICA
                                              as Representative



June 15, 1996                                 BY: /s/ JOHN P. SILSBY, II
- -------------                                     -----------------------------
                                                  John P. Silsby, II
                                                  Senior Vice President




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                                     -5-




                              INDEX TO EXHIBITS


                                                                    SEQUENTIALLY
  EXHIBIT                                                             NUMBERED
  NUMBER                            EXHIBIT                             PAGE
  -------                           -------                         ------------

    99        -- Trustee's Remittance Report in respect of the
                 June Remittance Date.                                    7






                      [THIS SPACE IS INTENTIONALLY LEFT BLANK]






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                                     -6-


                                  EXHIBIT 99


     Trustee's Remittance Report in  respect of the June Remittance Date.







                   [THIS SPACE IS INTENTIONALLY LEFT BLANK]